YIELDQUEST FUNDS

Supplement dated October 25, 2007
To Prospectus and Statement of Additional Information dated December 29, 2006

YieldQuest Advisors, LLC (the “Advisor”), the investment adviser to the YieldQuest Funds, has moved into new offices. The Advisor’s telephone number has not changed. The Advisor’s new address is:

YieldQuest Advisors, LLC
3280 Peachtree Road, Suite 2600
Atlanta, GA 30305
404-446-2270

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 29, 2006, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at (877) 497-3634.

Please retain this Supplement for future reference.